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                                                                   Exhibit 10(a)



         The following individuals, all of whom are either directors or executive officers of Security National Corporation, have entered into a Shareholder Agreement substantially identical to the Shareholder Agreement which is Exhibit B to the Supplemental Agreement filed as Exhibit 2(b).

Name
- ----

Lee Chira
Mary Demetree
Stephen F. Foreman
John J. Jennings
Mitchel J. Laskey
Fred L. MacLeod
Gerald R. McGratty, Jr.
Bert E. Roper
Jeffrey C. Schenck
Benjamin P. Sibley